UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01Completion of Acquisition or Disposition of Assets.

On June 17, 2021, Verra Mobility Corporation, a Delaware corporation (the “Company”) completed the previously announced acquisition of Redflex Holdings Limited, a public company limited by shares, incorporated in Australia and listed on the Australian Securities Exchange (“Redflex”).

Pursuant to the Scheme Implementation Agreement (the “Agreement”) entered into by the Company and Redflex on January 21, 2021, and after the attainment of certain regulatory and shareholder approvals, VM Consolidated, Inc., an indirect wholly owned subsidiary of the Company, purchased one hundred percent (100%) of the outstanding equity of Redflex (the “Redflex Acquisition”).  The aggregate consideration paid under the Agreement, after giving effect to the April 29, 2021 Deed of Amendment and Consent (the “Deed of Consent”) amending the Agreement, was A$0.96 in cash per share, resulting in aggregate consideration of A$152.5 million (or approximately US$117.9 million, based on the exchange rate between the Australian Dollar and U.S. Dollar as of the purchase date of the Australian Dollars). The Company also assumed Redflex’s existing cash and indebtedness at the closing of the Redflex Acquisition.

The foregoing description of the Agreement and the Deed of Consent does not purport to be complete and is qualified in its entirety by reference to the Agreement and the Deed of Consent, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on January 21, 2021 and April 30, 2021, respectively, and both of which are incorporated into this Current Report on Form 8-K by reference in their entirety.

Item 7.01Regulation FD Disclosure.

On June 17, 2021, the Company issued a press release announcing the closing of the Redflex Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press Release, dated June 17, 2021, issued by Verra Mobility Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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